Chase Manhattan Credit Card Master Trust Series 1996-3
September 15, 2000

EXHIBIT B

FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO THE TRUSTEE

THE CHASE MANHATTAN BANK USA, N.A.

Chase Manhattan Credit Card Master Trust
Series 1996-3

Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement, dated as of June 1, 1991, and the Series 1996-3 Supplement, dated as of June 1, 1996 (together, the Agreement), by and between The Chase Manhattan Bank USA, N.A. (Chase), as Servicer, and Yasuda Bank and Trust Company (U.S.A.), as trustee (the Trustee); provided, that the preceding Monthly Period shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement. This Certificate is delivered pursuant to the terms of the Agreement.

The undersigned, a duly authorized representative of the Servicer does hereby certify as follows:

 1)      Chase is the Servicer under the Agreement.

 2)      The undersigned is a Servicing Officer.

 3)      The date of this notice is                                                  09/08/00
         which is a Determination Date under the Agreement.

I. INSTRUCTION TO MAKE A WITHDRAWAL

Pursuant to Section 4.08, the Servicer does
hereby instruct the Trustee to apply, on                                             09/14/00
which date is a Transfer Date under the Agreement, Class A
Available Funds, Class B Available Funds, Collateral Available Funds from the
Finance Charge Account and Available Principal Funds from the Principal Account, to make the following distributions:

A)      To the Distribution Account for payment
        to the Class A Certificateholders, Pursuant to Subsection 4.08(a)(i):

(1)     Class A Monthly Interest for the related Distribution Date                   5,615,690.67
(2)     Class A Monthly Interest accrued but not paid                                0.00
(3)     Class A Additional Interest                                                  0.00
(4)     Class A Additional Interest accrued but not paid                             0.00
(5)     Class A Interest Disbursement for the related Distribution Date              5,615,690.67

B)       To the Servicer Pursuant to Subsection 4.08(a)(ii)
         If neither Chase USA, nor any Affiliate thereof, is the Servicer:

 (1)     The Class A Servicing Fee for the preceding Monthly Period                   N/A
 (2)     Class A Servicing Fees previously due but not distributed                    N/A


(C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Credit Card Master Trust Series 1996-3
September 15, 2000

 C)      To the Principal Account Pursuant to Subsection 4.08(a)(iii):

 (1)     Class A Investor Default Amount for the preceding Monthly Period
         (to be treated as a portion of Available Principal Collections)             4,104,869.11

 D)      Pursuant to Subsection 4.08(a)(iv):

 (1)     Portion of Excess Spread from Class A Available Funds to
         be allocated and distributed as provided in Part II hereof                  6,291,335.51

 E)      To the Distribution Account for payment to the Class B
         Certificateholders Pursuant to Subsection 4.08(b)(i):

 (1)     Class B Monthly Interest for the related Distribution Date                  257,036.50
 (2)     Class B Monthly Interest accrued but not paid                               0.00
 (3)     Class B Additional Interest                                                 0.00
 (4)     Class B Additional Interest accrued but not paid                            0.00
 (5)     Class B Interest Disbursement for the related Distribution Date             257,036.50

 F)      To the Servicer Pursuant to Subsection 4.08(b)(ii)
         If neither Chase USA, nor any Affiliate thereof, is the Servicer:

 (1)     The Class B Servicing Fee for the preceding Monthly Period                  N/A
 (2)     Class B Investor Servicing Fees previously due but not distributed          N/A

 G)      Pursuant to Subsection 4.08(b)(iii):

 (1)     Portion of Excess Spread from Class B Available Funds to be
         allocated and distributed as provided in Part II thereof                    457,391.01

 H)      To the Servicer Pursuant to Subsection 4.08(c)(i)
         If neither Chase USA, nor any Affiliate thereof, is the Servicer:

 (1)     The Collateral Interest Servicing Fee for the preceding Monthly Period      N/A
 (2)     Collateral Interest Servicing Fee previously due but not distributed        N/A

 I)      Pursuant to Subsection 4.08(c)(ii):

 (1)     Portion of Excess Spread from Collateral Available Funds to be
         allocated and distributed as provided in Part II hereof                     1,160,982.89

 J)      Pursuant to Section 4.08(d):

 (1)     To the Collateral Interest Holder, Available Principal Collections,
         if any, applied in accordance with the Loan Agreement                       0.00
 (2)     Available Principal Collections, if any, to be treated as Shared
         Principal Collections and distributed as provided in Section 4.13           0.00

 K) To the Distribution Account for payment to the appropriate parties, Pursuant to Section 4.08(e):

 (1)     The amount of Class A Monthly Principal                                     106,357,777.78
 (2)     The amount of Class B Monthly Principal                                     0.00
 (3)     The amount of Collateral Monthly Principal                                  7,394,925.73
 (4)     Amounts remaining, if any, to be treated as Shared Principal
         Collections and applied in accordance with Section 4.13                     0.00

  (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Credit Card Master Trust Series 1996-3
September 15, 2000

II. APPLICATION OF EXCESS SPREAD AND EXCESS FINANCE CHARGE COLLECTIONS

Pursuant to Section 4.10, the Servicer does hereby instruct the Trustee to apply on 09/14/00 which date is a Transfer Date under the Agreement, Excess Spread and Excess Finance Charge Collections allocated to Series 1996-3 as set forth below:

 A)      Pursuant to Section 4.10(a):

 (1)     The amount equal to the Class A Required Amount, if any, to fund any deficiency under Section 4.08(a), to be applied in
         accordance with, and in the priority set forth in subsection 4.10(a)        0.00

 B)      To the Principal Account Pursuant to Section 4.10(b):

 (1)     Aggregate amount of Class A Investor Charge-Offs not previously reimbursed pursuant to Section 4.09(a) (to be treated as Available
         Principal Collections)                                                      0.00

 C)      To the Distribution Account for payment to the Class B
         Certificateholders Pursuant to Section 4.10(c):

 (1)     Class B Monthly Interest that is due and unpaid or overdue and unpaid Class B Monthly Interest, but not available from Class B
         Available Funds                                                             0.00
 (2)     Class B Additional Interest that is overdue and unpaid, but
         not available from Class B Available Funds                                  0.00

 D)      To the Servicer, Pursuant to Section 4.10(d)
         If neither Chase USA nor any Affiliate thereof is the Servicer:

 (1)     The amount of Class B Servicing Fee for such monthly period and overdue and unpaid Class B Servicing Fee not available from
         Class B Available Funds                                                     N/A

 E)      Pursuant to Section 4.10(e):

 (1)     The Class B Investor Default Amount for such Transfer Date
         (to be treated as a portion of Available Principal Collections)             183,454.48

 F)      Pursuant to Section 4.10(f):

 (1)     The amount by which Class B Investor Interest has been reduced
         Pursuant to clauses (c), (d) and (e) of the definition thereof
         (to be treated as a portion of Available Principal Collections)             0.00

 G)      To the Distribution Account for payment to the Collateral Interest
         Holders, Pursuant to Section 4.10(g):

 (1)     Collateral Monthly Interest and any overdue and unpaid Collateral
         Monthly Interest not available from Collateral Available Funds              423,856.26
 (2)     Collateral Additional Interest overdue and unpaid not available from
         Collateral Available Funds                                                  0.00

 H)      Pursuant to Section 4.10(h):

 (1)     Monthly Investor Servicing Fees that are due on such Transfer Date
         and unpaid and any overdue and unpaid Monthly Investor Servicing Fees       1,916,222.95


  (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Credit Card Master Trust Series 1996-3
September 15, 2000

 I) Pursuant to Section 4.10(i):

 (1)     The Collateral Default Amount for the prior Monthly Period
         (to be treated as a portion of Available Principal Collections)             298,123.34

 J)      To the Principal Account Pursuant to Section 4.10(j):

 (1)     The aggregate amount by which the Collateral Interest has
         been reduced below the Required Collateral Interest (to be
         treated as Available Principal Collections)                                 0.00

 K)      To the Reserve Account, Pursuant to the Loan Agreement
         Pursuant to Section 4.10(k):

 (1)     All other amounts payable under Loan Agreement out of Excess
         Spread and Excess Finance Charge Collections                                0.00

 L)      To the Collateral Interest Holder, Pursuant to the Loan Agreement
         Pursuant to Section 4.10(l):

 (1)     All other amounts payable under Loan Agreement out of Excess
         Spread and Excess Finance Charge Collections                                0.00

 M)      Pursuant to Section 4.10(m):

 (1)     The balance, if any, to be treated as Shared Excess Finance
         Charge Collections and allocated to other Series in Group I
         pursuant to Section 4.12                                                    0.00
 (2)     The balance, if any, to the Holder of the Seller Certificate
         pursuant to Section 4.12                                                    5,088,052.38

III. REALLOCATED PRINCIPAL COLLECTIONS

Pursuant to Section 4.11, the Servicer does hereby instruct the Trustee to apply from the Series 1996-3 Collection Subaccount on 09/14/00 which is a Transfer Date under the Agreement, to apply Reallocated Principal Collections to fund any deficiencies in the Class A Required Amount and the Class B Required Amount in the following priority.

 A)      Pursuant to Section 4.11(a):

 (1)     The Class A Required Amount after applying Excess Spread and
         Excess Finance, Finance Charge Receivables pursuant to Section
         4.10, to be applied pursuant to subsections 4.08(a)(i), (ii) and (iii)      0.00

 B)      Pursuant to Section 4.11(b):

 (1)     The Class B Required Amount after applying Excess Spread and
         Excess Finance, Finance Charge Receivables pursuant to Section,
         4.10, to be applied pursuant to subsections 4.08(b)(i) and (ii)             0.00

IV. ACCRUED AND UNPAID AMOUNTS

After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month:


  (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Credit Card Master Trust Series 1996-3
September 15, 2000

 A)      The aggregate amount of the Class A Interest Shortfall                      0.00

 B)      The aggregate amount of the Class B Interest Shortfall                      0.00

 C)      The aggregate amount of the Collateral Interest Payment Shortfall           0.00

 D)      The aggregate amount of all accrued and unpaid Monthly Investor
         Servicing Fees                                                              0.00

 E)      Pursuant to Section 4.10:
         The aggregate amount of all unreimbursed Investor Charge Offs               0.00




IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 8 day of Sep, 2000

THE CHASE MANHATTAN BANK USA, N.A.

Servicer


By: /s/ Patricia Garvey
    ----------------------------

Name: Patricia Garvey

Title: Vice President




  (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Credit Card Master Trust Series 1996-3
September 15, 2000

 EXHIBIT C

 FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT

 THE CHASE MANHATTAN BANK USA, N.A.

 Chase Manhattan Credit Card Master Trust

 Series 1996-3

 For the Distribution Date                  09/15/00

 For the Monthly Period                     51


Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-3 Supplement dated as of June 1, 1996 (together, the Agreement) by and between The Chase Manhattan Bank USA, N.A. (Chase) and Yasuda Bank and Trust Company (U.S.A.), as trustee (the Trustee), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-3 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the Trust) and the Series 1996-3 Class A Certificates and Series 1996-3 Class B Certificates during the previous month. 09/15/00

The information which is required to be prepared with respect to the Distribution Date and with respect to Aug, 2000 the performance of the Trust during the month (the Monthly Period) is set forth below. 51 Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Investor Certificate (a Certificate). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.


I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND

 CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL

 CERTIFICATE PRINCIPAL AMOUNT)


A)   The total amount of the distribution to Series 1996-3 Certificateholders on    09/15/00
     per $1,000 original certificate principal amount

(1)  Class A Certificateholders                  5.866667
(2)  Class B Certificateholders                  6.008333

B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-3 Certificates, per $1,000 original certificate principal amount

(1)  Class A Certificateholders                  0.000000
(2)  Class B Certificateholders                  0.000000

C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-3 Certificates, per $1,000 original certificate principal amount

(1)  Class A Certificateholders                  5.866667
(2)  Class B Certificateholders                  6.008333


(C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Credit Card Master Trust Series 1996-3
September 15, 2000

II. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST


 A)      Collections

 (1)     The aggregate amount of Collections processed with respect to the preceding
         Monthly Period and allocated to the Series 1996-3 Certificates was equal to             158,647,895.82
 (2)     The Payment Rate with respect to the preceding Monthly
         Period was equal to                                                                     14.01 %
         The monthly payment rate for the 2nd preceding Monthly                                  50
         Period was equal to                                                                     13.30 %
         The monthly payment rate for the 3rd preceding Monthly                                  49
         Period was equal to                                                                     13.61 %
 (3)a.   The aggregate amount of Collections of Principal Receivables processed with respect to the preceding Monthly Period which
         were allocated in respect of the Series 1996-3 Certificates                             140,786,877.55
 (3)b.   The aggregate amount of Investor Defaults treated as
         Available Principal Collections prusuant to sections 4.08 a.(iii), 4.10 (b),(e),(l)     4,586,446.93
 (4)     The aggregate amount of Collections of Finance Charge
         Receivables processed with respect to the preceding Monthly
         Period which were allocated in respect of the Series 1996-3 Certificates                17,861,018.27

 B)      Deficit Controlled Amortization Amount                                                  0.00

 C)      Principal Receivables in the Trust and Allocation Percentages

 (1)     The aggregate  amount of Principal  Receivables  in the Trust as of the end  of  the  preceding  Monthly  Period  (represented  by  the  Seller
         Interest, the Investor Interest of Series 1996-3,
         and the Investor Interest of all other outstanding Series)                              2,775,994,800.63
 (2)     The Investor Interest as of the last day of the preceding Monthly Period

 (a)     Investor Interest                                                                       1,069,519,786.10
 (b)     Class A Investor Interest                                                               957,220,000.00
 (c)     Class B Investor Interest                                                               42,780,000.00
 (d)     Collateral Interest                                                                     69,519,786.10
 (3)     The Investor Interest set forth in paragraph C(2)(a) above as a percentage of the aggregate amount of Principal Receivables
         set forth in paragraph C(1) above                                                       38.5274%
 (4)     The Class A Investor Interest set forth in paragraph C(2)(b)
         above as a percentage of the aggregate amount of Principal
         Receivables set forth in paragraph C(1) above                                           34.4821%
 (5)     The Class B Investor Interest set forth in paragraph C(2)(c)
         above as a percentage of the aggregate amount of Principal
         Receivables set forth in paragraph C(1) above                                           1.5411%
 (6)     The Collateral Interest set forth in paragraph C(2)(d) above as a percentage of the aggregate amount of Principal Receivables
         set forth in paragraph C(1) above                                                       2.5043%
 (7)     The Class A Floating Percentage                                                         89.5000%
 (8)     The Class B Floating Percentage                                                         3.9999%
 (9)     The Class B Principal Percentage                                                        3.9999%
 (10)    The Collateral Floating Percentage                                                      6.5001%


  (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Credit Card Master Trust Series 1996-3
September 15, 2000

 (11)    The Collateral Principal Percentage                                                     6.5001 %
 (12)    The Floating Allocation Percentage                                                      38.6103 %
 (13)    The Principal Allocation Percentage                                                     38.6103 %

 D)      Portfolio Yield and Base Rate

 (1)     The annualized Portfolio Yield for the preceding Monthly Period
         was equal to                                                                            20.07 %
         The annualized portfolio yield for the 2nd preceding Monthly                            50
         Period was equal to                                                                     18.96 %
         The annualized portfolio yield for the 3rd preceding Monthly                            49
         Period was equal to                                                                     18.96 %
         The three month average Portfolio Yield was equal to                                    19.33 %
 (2)     Base Rate for the preceding Monthly Period was equal to                                 9.20 %
         The Base Rate for the 2nd preceding Monthly                                             50
         Period was equal to                                                                     9.20 %
         The Base Rate for the 3rd preceding Monthly                                             49
         Period was equal to                                                                     9.20 %

 E)      Delinquent Balances

         The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly
         Period:

         Up to 29 Days
         Aggregate Account Balance                                                               131,578,623.55
         As a Percentage of Receiveables                                                         4.53 %

 (2)     30 - 59 Days
         Aggregate Account Balance                                                               38,660,372.75
         As a Percentage of Receiveables                                                         1.33 %

 (3)     60 - 89 Days
         Aggregate Account Balance                                                               26,749,383.52
         As a Percentage of Receiveables                                                         0.92 %

 (4)     90 or More Days
         Aggregate Account Balance                                                               50,353,803.72
         As a Percentage of Receiveables                                                         1.73 %

         Total
         Aggregate Account Balance                                                               247,342,183.54
         As a Percentage of Receiveables                                                         8.51 %

 F)      Investor Default Amount

 (1)     The aggregate amount of all defaulted Principal Receivables written off as uncollectible with respect to Billing Cycles ending during the preceding
         Monthly Period allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the Series
         1996-3 Aggregate Investor Default Amount)                                               4,586,446.93
 (2)     The portion of the series 1996-3 Aggregate Investor Default Amount allocable


  (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Credit Card Master Trust Series 1996-3
September 15, 2000

         to the Class A Investor Interest (the Class A Investor Default Amount)                  4,104,869.11
 (3)     The portion of the Series 1996-3 Aggregate Investor Default Amount
         allocable to the Class B Investor Interest (the Class B
         Investor Default Amount)                                                                183,454.48
 (4)     The portion of the Series 1996-3 Aggregate Investor Default Amount
         allocable to the Collateral Investor Interest (the Collateral
         Investor Default Amount)                                                                298,123.34

 (5)     The annualized investor default percentage (Series 1996-3 Aggregate
         Investor Default Amount/Investor Interest) x 12 for the preceding
         Monthly Period was equal to                                                             5.15 %
         The annualized investor default % for (the 2nd preceding Monthly Period), the           50
         Monthly Period, was equal to                                                            5.37 %
         The annualized investor default % for (the 3rd preceding Monthly Period), the           49
         Monthly Period, was equal to                                                            5.20 %

 G)      Investor Charge Offs

 (1)     The aggregate amount of Class A Investor Charge-Offs for the preceding

         Monthly Period                                                                          0.00
 (2)     The aggregate amount of Class A Investor Charge Off per $1,000 original Certificate
         Principal Amount                                                                        0.00
 (3)     The aggregate amount of Class A Investor Charge-Offs reimbursed on the
         Transfer Date immediately preceding the Distribution Date                               0.00
 (4)     The amount of the reimbursed Investor Charge-Offs set forth in paragraph
         G(2)     above, per $1,000 original Class A Certificate principal amount                0.00
 (5)     The aggregate amount of Class B Investor Charge-Offs for such
         Monthly Period                                                                          0.00
 (6)     The aggregate amount of Class B Investor Charge Off per $1,000 original Certificate
         Principal Amount                                                                        0.00
 (7)     The aggregate amount of Class B Investor Charge-Offs reimbursed on the
         Transfer Date immediately preceding such Distribution Date                              0.00
 (8)     The amount of the reimbursed Investor Charge-Offs set forth in paragraph
         G(6) above, per $1,000 original Class B Certificate principal amount                    0.00
 (9)     The aggregate amount of Investor Charge-Offs                                            0.00
 (10)    The aggregate Investor Charge Off per $1,000 Original Certificate
         Principal Amount                                                                        0.00
 (11)    The aggregate amount of reimbursed Investor Charge-Offs                                 0.00
 (12)    The amount of the reimbursed Investor Charge-Offs set forth in paragraph
         G(9) above, per $1,000 original Investor principal amount                               0.00

 H)      Shared Excess Finance Charge Collection
         The aggregate amount of shared Excess Finance Charge Collections during the preceding  Monthly Period which were allocated to the Series 1996-3
         Certificates                                                                            0.00

 I)      Shared Principal Collections
         The aggregate amount of Shared Principal Collections during the
         preceding Monthly Period allocated to the Series 1996-3 Certificates                    0.00

 J)      Reallocated Principal Collections

 (1)     Collections of Principal Receivables allocable to Class B Certificates paid


  (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Credit Card Master Trust Series 1996-3
September 15, 2000

         with respect to Class A Certificates to make up deficiencies in Class
         A Required Amount for any Monthly Period                                                0.00
 (2)     Collections of Principal Receivables allocable to Collateral Interest paid with respect to Class B Certificates to make up deficiencies
         in Class B Required Amount                                                              0.00

 K)      Monthly Investor Servicing Fee

 (1)     The amount of the Monthly Investor Servicing Fee payable by
         the Trust to the Servicer for the preceding Monthly Period                              1,916,222.95
 (2)     The amount of the Class A Monthly Servicing Fee payable by
         the Trust for the preceding Monthly Period                                              1,715,019.17
 (3)     The amount of the Class B Monthly Servicing Fee payable by
         the Trust to the Servicer for the preceding Monthly Period                              76,647.50
 (4)     The amount of the Collateral Monthly Servicing Fee payable by
         the Trust to the Servicer for the preceding Monthly Period                              124,556.28

 L)      Collateral Interest

 (1)     The Available Collateral Interest, as of the close of Transfer Date
         for the preceding Monthly Period was equal to                                           69,519,786.10

 M)      Required Collateral Interest

 (1)     The Required Collateral interest as of the Transfer Date for the
         preceding Monthly Period was equal to                                                   62,124,860.37

III. THE POOL FACTOR

 A)      The Pool Factor for the Record Date for the distribution to be made on the Distribution date(which represents the ratio of the amount of the
         Investor Interest as of such Record Date (determined after taking into account any reduction in the Investor Interest which will occur on the
         Distribution Date) to the Initial Investor Interest). The amount of a
         Certificateholders pro rata share of the Investor Interest can be determined by multiplying the original denomination of the
         Certificateholders Certificate by the Pool Factor.                                      0.99308575


 THE CHASE MANHATTAN BANK USA, N.A.

 Servicer


 By: /s/ Patricia Garvey
     ---------------------------

 Name: Patricia Garvey

 Title: Vice President


  (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Credit Card Master Trust Series 1996-3
September 15, 2000

 EXHIBIT D

 Schedule 1996-3 to Monthly Servicers Certificate

 FORM OF MONTHLY SERVICER(S) CERTIFICATE

 THE CHASE MANHATTAN BANK USA, N.A.

 Chase Manhattan Credit Card Master Trust

 Series 1996-3


 For the Determination Date         09/08/00

 For the Monthly Period             51


1.       The aggregate amount of Collections processed during the preceding Monthly Period
         (equal to 1(a) plus 1(b)) was equal to                                                       158,647,895.82

 (a)     The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the Collections of
         Finance Charge Receivables) allocated to Series 1996-3 was equal to                           17,861,018.27

 (b)     The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the Collections of Principal
         Receivables) allocated to Series 1996-3 was equal to                                         140,786,877.55

 (c)     The aggregate amount of Investor Defaults treated as Available
         Principal Collections pursuant to sections 4.08a(iii),4.10(b),(e),(l)                          4,586,446.93

2.       The aggregate amount of funds on deposit in the Finance Charge Account with respect to Collections processed during such Monthly Period, and allocated to Series 1996-3, as of the end of the last day of such
         Monthly Period was equal to                                                                         N/A

3. (a) The excess of (i) Collections of Finance Charge Receivables allocated to Series 1996-3, over (ii) Estimated Collections of Billed
         Finance Charge Receivables (1(a)-1(c)), if any, was equal to $ N/A [of which $ 0.00] [none of which] will be withdrawn from the Finance Charge
         Account and deposited to the Principal Account.

         (b) The excess of (i) Estimated Collections of Billed Finance Charge
         Receivables, over (ii) Collections of Finance Charge Receivables allocated to Series 1996-3 (1(c)-1(a)) if any, was equal to $ N/A [of which $ 0.00] [none of which] will be withdrawn from the Principal
         Account and deposited to the Finance Charge Account.

4.       The aggregate amount of funds which will be on deposit in the Finance
         Charge Account on the Transfer Date relating to Series 1996-3 following this Determination Date, after giving effect to the payments and
         transfers in Items 3(a) and 3(b) will be                                                      17,887,305.69

5.       The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during such Monthly Period and allocated to Series 1996-3 as of the end of the last day of such
         Monthly Period was equal to                                                                         N/A


  (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Credit Card Master Trust Series 1996-3
September 15, 2000


6.       The aggregate amount of funds which will be on deposit in the Principal
         Account on the Transfer Date following this Determination Date, after giving effect to the payments and transfers in Items 3(a) and 3(b), will be 7,394,925.73

         The aggregate amount of funds on deposit in the Principal Funding
         Account on the Transfer Date following this Determination Date, will be                        106,357,777.78

7.       The aggregate amount of funds on deposit in the Series 1996-3
         Collection Subaccount as of the end of the last day of such Monthly
         Period was equal to                                                                              0.00

8.       The aggregate amount of funds on deposit in the Retention Subaccount relating to Series 1996-3 as of the end of the last day of such Monthly
         Period was equal to                                                                              0.00

9.       (a) The aggregate amount of Interchange to be deposited to the
         Collection Account and allocated to Series 1996-3 on the next
         succeeding Transfer Date is equal to                                                            1,695,308.23

         (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Principal Account to be transferred from the
         Retention Account to the Finance Charge Account on the next succeeding
         Transfer Date is equal to                                                                        0.00

10.      The aggregate amount of [withdrawals] [payments] required to be made
         [from] [to] the [Collection Subaccount relating to the Series 1996-3
         Certificates][the Retention subaccount relating to the Series 1996-3
         Certificates] is equal to                                                                        0.00

11. The sum of all accounts payable to the Investor Certificateholders of Series 1996-3 on the Distribution Date in the current Monthly Period is equal to:

         Payable in respect of principal of the Class A Certificates                                      0.00
         Payable in respect of interest on the Class A Certificates                                       5,615,690.67
         Payable in respect of principal of the Class B Certificates                                      0.00
         Payable in respect of interest on the Class B Certificates                                       257,036.50
         Payable in respect of principal of the Collateral Interest                                       7,394,925.73
         Payable in respect of interest on the Collateral Interest                                        423,856.26
         TOTAL                                                                                            13,691,509.16

12.      Series 1996-3 Pay Out Event Occurred                                                             NO
         Trust Pay Out Event has Occurred                                                                 NO


  (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Credit Card Master Trust Series 1996-3
September 15, 2000
 Schedule II

 MONTHLY APPLICATION OF FUNDS CERTIFICATE

 PURSUANT TO SECTION 2.10 OF THE LOAN AGREEMENT

 THE CHASE MANHATTAN BANK USA, N.A.

 ----------------------------------------------------------

 Chase Manhattan Credit Card Master Trust

 Series 1996-3

 ----------------------------------------------------------


 Monthly Period:                    51
 From:                              08/01/00
 To:                                08/31/00
 Interest Monthly Period:           08/15/00
 To:                                09/14/00
 Number of days:                    31
 Distribution Date                  09/15/00


Collateral Initial Interest                                            69,519,786.10

CA Investor Interest
         CA Investor Principal Balance                                 69,519,786.10
         Collateral Monthly Interest                                   69,519,786.10
         Reallocated Collateral Principal Collections                  0.00
         Reductions other than Collateral Charge-offs                  0.00
         Collateral Charge-Offs                                        0.00

Available Funds
         Amounts to be applied pursuant to Loan Agreement              423,856.26
         Interest for Related Period on Spread Account Balance         58,969.03
         Interest to CA Investors                                      423,856.26
         Available Non-Principal Funds                                 482,825.29
         Available Non Principal Funds from other Series               0.00
         Available Principal Funds                                     7,394,925.73
         Collateral Default Amount(during Amortization)                0.00
         Collateral Charge-Offs(during Amortization)                   0.00
         Excess Principal Collections from other Series                0.00
         Amounts available in Spread Account                           10,695,197.86
         Available funds to be Applied                                 7,877,751.03


  (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Credit Card Master Trust Series 1996-3
September 15, 2000

Application of Available Funds:

 Application of Available Non-Principal Funds:                                                   482,825.29
 (1)     Interest to CA Investors:                                                               423,856.26
          LIBOR                                                                                  6.61875 %
 a)      CA Investor Principal Balance up to Collateral Interest                                 58,824,588.24
         x (LIBOR + 0.0050)                                                                      360,596.77
         Spread Account Balance                                                                  10,695,197.86
         x (LIBOR + 0.0025)                                                                      63,259.50
 b)      CA Investor Principal Charge-Offs x (Alternative Rate + 0.02)                           0.00
 c)      CA Interest Shortfall x Alternative Rate                                                0.00

 (2)     [Reserved]

 (3)     Fees, Expenses and other Amounts                                                        0.00

 (4)     Net Available Non-Principal Funds to Spread Account                                     0.00

 (5)     Remaining to Seller                                                                     58,969.03

Application of Available Principal Funds and Spread Account

         During the revolving period, excess of CA Investor Principal Balance over

         Required Collateral Invested Amount paid to CA Investor                                 0.00

         Prior to payment in full of Class B Invested Amount, excess of CA Investor Principal

         Balance over the Required Collateral Invested Amount paid to CA Investor                7,394,925.73

         After payment in full of Class B Invested Amount, full amount paid to CA Investor       0.00

         Remaining Funds to Chase                                                                0.00


  (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Credit Card Master Trust Series 1996-3
September 15, 2000

Spread Account
         Beginning Spread Account Amount                                                         10,695,197.86
         Plus Net Available Non-Principal Funds                                                  0.00
         Less Payments to CA Investors:

 (1)     Interest Deficiency                                                                     0.00
 (2)     Deficiencies in Fees, Expenses and other amounts                                        0.00
 (3)     After payment in full of Class B Invested Amount, excess of CA Investor
         Principal Balance over Required Collateral Invested Amount paid to Agent                0.00

         Total to CA Investor                                                                    0.00

         Less Payments to Chase USA

 (1)     Excess of Spread Account over Spread Account Cap                                        0.00

         Total to Chase                                                                          0.00

         Ending Spread Account Amount                                                            10,695,197.86

         Cap Amount                                                                              10,695,197.86

Trigger Events

         Monthly Excess Funds Percentage                                                         5.7750 %

         Current Period Excess Funds                                                             5,147,021.41
         Prior Period Excess Funds                                                               4,014,574.34
         Second Prior Period Excess Funds                                                        4,112,756.37

         Excess Funds for 3 Most Recent Monthly Periods                                          13,274,352.13

         Average Invested Amount                                                                 1,069,519,786.10
         Current Period Invested Amount                                                          1,069,519,786.10
         Prior Period Invested Amount                                                            1,069,519,786.10
         Second Prior Period Invested Amount                                                     1,069,519,786.10

         Monthly Payment (Principal and Finance Charge)Percentage                                14.0053 %

         Current Period Payment Amount                                                           158,647,895.82
         Prior Period Payment Amount                                                             150,319,612.00
         Second Prior Period Payment Amount                                                      153,718,287.65

         Trigger: Yes or No (Y/N)                                                                N


  (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION